LIFECELL CORPORATION
                           YEAR 2000 STOCK OPTION PLAN

          1.     Purpose.  This  Year  2000  Stock  Option Plan (this "Plan") of
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LifeCell  Corporation, a Delaware corporation (the "Company") is adopted for the benefit of certain individuals who have substantial responsibility for the Company's management and growth, and is intended to advance the interests of the Company by providing these individuals with additional incentive by increasing their proprietary interest in the success of the Company and thereby encouraging them to remain in its employ or affiliation.

          2.     Administration.  This Plan shall be administered by a committee
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to  be  appointed  by  the  Board of Directors of the Company (the "Committee"),
which Committee shall consist of not less than two members of the Board of Directors and shall be comprised solely of members of the Board of Directors who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") and outside directors within the meaning of Department of Treasury Regulations issued under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors of the Company shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising; by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of this Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the rights, powers and authorities, to: (a) determine the persons to whom and the time or times at which Options will be made, (b) determine the number of shares and the purchase price of stock covered in each Option, subject to the terms of this Plan, (c) determine the terms, provisions and conditions of each Option, which need not be identical, (d) accelerate the time at which any outstanding Option may be exercised, (e) define the effect, if any, on an Option of the death, disability, retirement, or other termination of employment of the Optionee, (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan. The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties. When appropriate, this Plan shall be administered in order to qualify certain of the Options granted hereunder as "incentive stock options" described in Section 422 of the Code ("Incentive Stock Options").

          3.     Dedicated  Shares.  The  stock subject to the Options and other
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provisions of this Plan shall be shares of the Company's Common stock, $.001 par value (the "Stock"). Such shares may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Incentive Stock Options may be granted shall be 1,500,000 shares. The maximum number of shares subject to Options which may be issued to any Optionee under this Plan during any period of three consecutive years is 500,000 shares. The class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof

          In the event that any outstanding Option expires or is surrendered for any reason or terminates by reason of the death or other severance of employment of the Optionee, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

          4.     Authority  to  Grant Options.  The  Committee  may  grant  the
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following Options from time to time  to such eligible individuals of the Company as it shall  from  time  to  time  determine:

          (a)     "Incentive  Stock Options".  The  Committee  may  grant  to an
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eligible  employee  an  Option, or  Options, to buy a stated number of shares of
Stock under the terms and conditions of this Plan, so that the Option will be an "incentive stock option" within the meaning of Section 422 of the Code.


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          (b)     "Nonqualified  Stock  Options".  The Committee may grant to an
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eligible  individual  an Option, or Options, to buy a stated number of shares of
Stock under the terms and conditions of this Plan, even though such Option or Options would not constitute an "incentive stock option" within the meaning of
Section  422  of  the  Code.

          Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Stock to be covered by an Option shall be as determined by the Committee.

          5.     Eligibility.  The  individuals who shall be eligible to receive
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Incentive  Stock  Options  under  this  Plan  shall be such employees, including officers and directors if they are employees, of the Company, or of any parent or subsidiary corporation, as the Committee shall determine from time to time, provided, that no such employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation shall be eligible to receive an incentive stock option unless at the rime that it is granted the option price is at least 110% of the fair market value of Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date such Option is granted.

          For the purposes of the preceding paragraph, an employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Except as otherwise provided, for all purposes of this Plan, the term "parent corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and the term "subsidiary corporation" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          The individuals who shall be eligible to receive Nonqualified Stock Options shall be such individuals as the Committee shall determine from time to time.

          No individual shall be eligible to receive an Option under this Plan while the individual is a member of the Committee.

          6.     Option  Price.  The  price  at  which  shares  of  Stock may be
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purchased  pursuant  to  an  Option shall be determined by the Committee and set forth in the Option agreement; provided, however, that the purchase price of shares of Stock subject to any Incentive Stock Option shall not be less than 100% of the fair market value of the shares of Stock on the date such Option is granted (110% in the case of any employee described in Paragraph 5 who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Paragraph 5). "Fair market value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the fair market value shall be the closing sale price at 4:00 p.m. (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the fair market value shall be determined in good faith by the Committee in accordance with generally accepted valuation principles and such other factors as the Committee reasonably deems relevant.

          7.     Duration  of  Options.  No  Option  which is an Incentive Stock
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Option shall be exercisable after the expiration of ten years from the date such
Option is granted; and the Committee in its discretion may provide that such Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of such ten-year period. In the case of any employee who owes stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Paragraph 5), no Option which is an Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a Nonqualified Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that such Option shall be exercisable throughout such ten-year period or during arty lesser period of time commencing on or after the date of grant of such option and ending upon or before the expiration of such ten-year period.

          8.     $100,000  Limitation on Incentive Stock Options.  To the extent
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that  the  aggregate  fair  market value (determined as of the time an Incentive
Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any parent corporation or subsidiary corporation) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

          9.     Amount  Exercisable.  Each  Option may be exercised, so long as
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it  is  valid  and outstanding, from time to time in part or as a whole, in such manner and subject to such conditions as the Committee in its discretion may provide in the Option agreement. However, the Committee in its absolute discretion may accelerate the time at which any outstanding Option may be exercised.

          10.     Exercise  of  Options.  Options  shall  be  exercised  by  the
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delivery  of  written  notice  to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with: (i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares,
(ii) Stock at the fair market value on the date of exercise, or (iii) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for such shares are to be mailed. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable to the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Option may be paid by having shares of Stock withheld that otherwise would be acquired upon such exercise. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 10. If shares of Stock are used in payment of the exercise price, the aggregate fair market value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

          Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

          11.     Tax Withholding.  The Company shall be entitled to deduct from
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other  compensation payable to each employee any sums required by federal, state or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the employee (or other individual exercising the Option) to pay the sum directly to the Company. If the Optionee (or other individual exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within ten days after the date of exercise. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise, the Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

          12.     Transferability of Options.  Options shall not be transferable
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by  the  Optionee  otherwise  than  by  will  or  under  the laws of descent and distribution. Notwithstanding the foregoing, an Optionee may, at any time prior to death, assign all or any Nonqualified Options granted to him to the trustee of a trust for the primary benefit of the Optionee's spouse or lineal descendants. If such assignment is made, the spouse or lineal descendants shall be entitled to all of the rights of the Optionee with respect to the assigned Options, and such Options shall continue to be subject to all of the terms, conditions and restrictions applicable to the Options, as set forth in the applicable Option agreement. Any such assignment shall be permitted only if (i) the Optionee does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option agreement as approved by the Committee. Any such assignment shall be evidenced by such written documentation executed by the Optionee as the Committee may approve, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the assignment.

          13.     Termination of Employment or Affiliation or Death of Optionee.
                  -------------------------------------------------------------
Except as may be otherwise expressly provided herein or in the Option agreement, Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance, upon severance of the employment or affiliation relationship between the Company and the Optionee for any reason, for or without cause, other than death. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at the time thereof. Unless the Optionee's Option agreement specifically addresses the matter and expressly provides otherwise, after the severance of the employment or affiliation relationship between the Company and the Optionee, the Optionee shall have the right, at any time prior to the termination of the Option, to exercise the Option solely to the extent the Optionee was entitled to exercise it immediately prior to the date of such severance. In the event of the death of the holder of an Option while in the employ or affiliation of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or six months following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole (subject to the provisions of Paragraph 8 hereof, but without regard to any limitation set forth in or imposed pursuant to Paragraph 9 hereof) or in part. An employment or affiliation relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by or affiliated with the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a common stock option in a transaction to which Section 424(a) of the Code, applies, or by a parent or subsidiary corporation of such corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations specified in Paragraph 5 of this Plan, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

          14.     Requirements  of  Law.  The  Company  shall not be required to
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sell  or  issue any shares under any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental, regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Committee. In connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including, receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. Any determination by the Committee on these matters shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under applicable securities laws of any country, or any political subdivision the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with applicable law:

"The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

          The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to applicable securities laws of any country or any political subdivision (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation or any governmental authority.

          15.     No  Rights as Stockholder.  No Optionee shall have rights as a
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stockholder  with  respect  to  shares  covered  by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

          16.     Employment  or  Affiliation  Obligation.  The  granting of any
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Option  shall  not impose upon the Company any obligation to employ or affiliate with or continue to employ or affiliate with any Optionee; and the right of the Company to terminate the employment or affiliation of any officer, employee or other individual shall not be diminished or affected by reason of the fact that an Option has been granted to him.

          17.     Changes  in the Company's Capital Structure.  The existence of
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outstanding  Options  shall  not  affect  in  any  way the right or power of the
Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any transfer or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefore in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment, disregarding any fractional shares; and (b) the number and class of shares then reserved for issuance under this Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Stock as the result of the event requiring the adjustment, disregarding any fractional shares.

          If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities (i) subject to the provisions of clause
(iii) below, after the effective date of such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, such holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which such Option may be exercised;
(ii) the Board of Directors may waive any limitations set forth in or imposed pursuant hereto so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation, sale or other disposition or change in beneficial ownership.

          Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into sub shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.

          Notwithstanding anything contained in the Plan or any Option agreement to the contrary, in the event of a transaction described in this Paragraph 17 which is also intended to be treated as a "pooling of interests" under generally accepted accounting principles, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (ii) providing that the payment or settlement in respect of any Option be made in the form of cash, shares of Stock or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

          18.     Substitution  Options.  Options may be granted under this Plan
                  ---------------------
from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so


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granted  may  vary  from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.

          19.     Amendment or Termination of Plan.  The Board  of Directors may
                  --------------------------------
modify, revise or terminate this Plan at any time and from time to time, subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. All Options ;ranted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. In the event this Plan is terminated by action of the Board of Directors, all Options outstanding under this Plan may be terminated.

          20.     Written  Agreement.  Each  Option  granted  hereunder shall be
                  ------------------
embodied in a written agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the Optionee and by an officer of the Company on behalf of the Committee and the Company. Such an Option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan, including without limitation transfer restrictions, repurchase rights, rights of first refusal, non-compete, non-solicitation and confidentiality covenants, forfeiture provisions, representations and warranties of the Optionee and provisions to ensure compliance with applicable laws, regulations and rules.

          21.     Indemnification  of  the Committee and the Board of Directors.
                  --------------------------------------------------------------
The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification will inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the by-laws of the Company or as a matter of law, contract or otherwise.

          22.     No  Rights  as Stockholder.  No Optionee shall have any rights
                  --------------------------
as a stockholder with respect to stock covered by his Option until the date a stock certificate is issued for the Stock.

          23.     Gender.  If  the  context  requires,  words of one gender when
                  ------
used in This Plan shall include the others and words used in the singular or plural shall include the other.

          24.     Headings.  Headings  of  Sections are included for convenience
                  --------
of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

          25.     Other  Options.  The  grant of an Option shall not confer upon
                  --------------
an Optionee the right to receive any future or other Option under this Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.

          26.     Arbitration  of  Disputes.  Any  controversy arising out of or
                  -------------------------
relating to this Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration
Association.  The  arbitration  shall  be  final  and  binding  on  the parties.

          27.     Governing  Law.  The  provisions  of  this  Plan  shall  be
                  --------------
construed,  administered,  and governed under the laws of the State of Delaware.


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          28.     Effective Date.  This Plan shall become effective and shall be
                  --------------
deemed to have been adopted on March 2, 2000 if within one year of that date it shall have been approved by the requisite holders of the outstanding shares of voting stock of the Company under the provisions of the corporate charter, by-laws or applicable law. No options shall be granted pursuant to this Plan after March 1, 2010.

          Adopted by the Board of Directors on the 2nd day of March, 2000, and approved by the stockholders on the 2nd day of June, 2000.


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